PRESS RELEASE
FOR IMMEDIATE RELEASE

FOR:	MDC Partners Inc.	CONTACT:	Donna Granato
	950 Third Avenue, 5th Floor		Director, Finance & Investor Relations
	New York, NY 10022		646-429-1809
dgranato@mdc-partners.com

MDC PARTNERS INC. REPORTS RESULTS FOR THE
THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2007

QUARTERLY HIGHLIGHTS:
•	Revenues increased 38.5% to $140.1 million vs. $101.1 million in Q3 2006
•	Organic revenue growth of 26.4% for Q3 2007 and 23.5% for the first nine months of 2007
•	MDC Adjusted EBITDA increased 38.0% to $11.3 million vs. $8.2 million in Q3 2006
•	Adjusted Cash EPS increased 43% to $0.43 vs. $0.30 in Q3 2006
•	Net new business wins for Q3 were $30.0 million

NEW YORK, NY (November 7, 2007) - MDC Partners Inc. (“MDC Partners” or the “Company”) today announced record financial results for the three and nine months ended September 30, 2007.

Consolidated revenues for the three months ended September 30, 2007 were $140.1 million, an increase of 38.5% compared to $101.1 million in the same period of 2006. Operating income for the third quarter of 2007 was $2.1 million versus $0.6 million for the third quarter of 2006. Net loss from continuing operations for the quarter ended September 30, 2007 was ($6.8) million versus a loss of ($2.9) million for the same period in 2006. The loss during 2007 included a non-cash unrealized foreign exchange charge of $3.6 million due to the decline of the U.S. dollar relative to the Canadian dollar. Diluted loss per share from continuing operations for the third quarter of 2007 was ($0.27) compared to ($0.12) in the same period last year.

MDC Partners’ share of EBITDA (as defined) increased to $9.3 million in the third quarter of 2007 compared with $7.2 million in the third quarter of 2006. Adjusting for unusual or non-recurring items, MDC Adjusted EBITDA (as defined) is $11.3 million in the quarter compared with $8.2 million last year, an increase of 38.0%. Cash earnings per share from continuing operations (as defined) for the third quarter of 2007 increased to $0.38 compared with $0.28 in the third quarter of 2006, a 35.7% increase. Adjusted cash earnings per share (as defined) increased to $0.43 from $0.30 during the same period last year, a 43.3% increase.

Consolidated revenues for the nine months ended September 30, 2007 were $394.8 million, an increase of 31.9% compared to $299.3 million in the same period of 2006. Operating income for the first nine months of 2007 was $3.6 million versus $5.3 million during the same period of 2006. Excluding a goodwill impairment charge, operating income in the first nine months of the year was $8.1 million. Net loss from continuing operations for the nine months ended September 30, 2007 was ($18.2) million versus a loss of ($8.4) million for the same period in 2006. The loss during 2007 included a non-cash unrealized foreign exchange charge of $7.1 million due to the decline of the U.S. dollar relative to the Canadian dollar. Diluted loss per share from continuing operations for the first nine months of 2007 was ($0.74) compared to ($0.35) last year.

MDC Partners’ share of EBITDA (as defined) was $21.3 million in the first nine months of 2007 compared with $20.9 million in the same period of 2006. Adjusting for unusual or non-recurring items, MDC Adjusted EBITDA (as defined) was $28.8 million in the first nine months of 2007, compared with $18.6 million in the same period last year, a 54.6% increase. Year to date cash earnings per share from continuing operations (as defined) in 2007 increased 20.3% to $0.95 from $0.79 in 2006. Adjusted cash earnings per share (as defined) increased 56.2% to $1.14 from $0.73 during the same period last year.

“We are pleased with another consecutive quarter of extraordinary organic growth. This accelerating growth has positioned us well for the fourth quarter and, more importantly, 2008 as a number of these new business wins will more significantly impact our 2008 results,” said Miles S. Nadal, Chairman & CEO of MDC Partners.

Conference Call

Management will host a conference call on November 8, at 8:30 a.m. (EST) to discuss our results. The conference call will be accessible by dialing 1-416-644-3421 or toll free 1-866-249-5221. An investor presentation has been posted on our website www.mdc-partners.com and will be referred to during the conference call.

About MDC Partners Inc.

MDC Partners is a leading provider of marketing communications solutions and services to clients in North America, Europe and Latin America. Through its partnership of entrepreneurial firms it provides advertising, specialized communications and consulting services to leading brands. MDC Partners’ philosophy emphasizes the utilization of strategy and creativity to drive growth for its clients. “MDC Partners is The Place Where Great Talent Lives”. MDC Partners Class A shares are publicly traded on the NASDAQ under the symbol “MDCA” and on the Toronto Stock Exchange under the symbol “MDZ.A”.

Non-GAAP Financial Measures

In addition to its reported results, MDC Partners has included in this earnings release certain financial results that the Securities and Exchange Commission defines as "non-GAAP financial measures." Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's growth. These non-GAAP financial measures relate to: (1) presenting MDC’s share of EBITDA and MDC Adjusted EBITDA (as defined) for the three and nine months ended September 30, 2007 and September 30, 2006; and (2) presenting Cash Earnings per Share from Continuing Operations and Adjusted Cash Earnings per Share from Continuing Operations (as defined) for the three and nine months ended September 30, 2007 and 2006. Included in this earnings release are tables reconciling MDC’s reported results to arrive at these non-GAAP financial measures.

This press release contains forward-looking statements. The Company’s representatives may also make forward-looking statements orally from time to time. Statements in this press release that are not historical facts, including statements about the Company’s beliefs and expectations, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and “put” option rights, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:

•	risks associated with effects of national and regional economic conditions;
•	the Company’s ability to attract new clients and retain existing clients;
•	the financial success of the Company’s clients;
•
the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to “put” option rights;

•	the Company’s ability to retain and attract key employees;
•	the successful completion and integration of acquisitions which complement and expand the Company’s business capabilities;
•	foreign currency fluctuations; and
•	risks arising from the Company’s historical option grant practices.

In addition to improving organic growth for its existing operations, the Company’s business strategy includes ongoing efforts to engage in material acquisitions of ownership interests in entities in the marketing communications services industry. The Company intends to finance these acquisitions by using available cash from operations and through incurrence of bridge or other debt financing, either of which may increase the Company’s leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership. At any given time the Company may be engaged in a number of discussions that may result in one or more material acquisitions. These opportunities require confidentiality and may involve negotiations that require quick responses by the Company. Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company’s securities.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10-K under the caption “Risk Factors” and in the Company’s other SEC filings.

SCHEDULE 1

MDC PARTNERS INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(US$ in 000s, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006

Revenue	$140,050	$101,122	$394,838	$299,333

Operating Expenses
Cost of services sold	90,853	57,150	257,225	177,790
Office and general expenses	36,633	36,666	106,777	97,672
Depreciation and amortization	10,496	6,696	22,741	18,595
Goodwill impairment	-	-	4,475	-
	137,982	100,512	391,218	294,057

Operating Income	2,068	610	3,620	5,276

Other Income (Expenses)
Other income (expense)	(3,146)	625	(4,913)	1,697
Interest expense	(3,691)	(3,351)	(10,182)	(8,244)
Interest income	219	171	1,448	429
Income (Loss) from Continuing Operations Before Income Taxes, Equity in Affiliates and Minority Interests	(4,550)	(1,945)	(10,027)	(842)

Income Tax Recovery	2,816	685	6,596	1,751

Loss from Continuing Operations Before Equity in Affiliates and Minority Interests	(1,734)	(1,260)	(3,431)	909
Equity in Earnings of Non-consolidated Affiliates	124	129	134	630
Minority Interests in Income of Consolidated Entities	(5,163)	(1,780)	(14,873)	(9,965)

Loss From Continuing Operations	(6,773)	(2,911)	(18,170)	(8,426)
Loss from Discontinued Operations	-	(9,998)	-	(20,120)
Net Loss	($6,773)	($12,909)	($18,170)	($28,546)

Loss Per Common Share
Basic:
Continuing Operations	($0.27)	($0.12)	($0.74)	($0.35)
Discontinued Operations	-	(0.42)	-	(0.84)
Net Loss	($0.27)	($0.54)	($0.74)	($1.19)

Diluted:
Continuing Operations	($0.27)	($0.12)	($0.74)	($0.35)
Discontinued Operations	-	(0.42)	-	(0.84)
Net Loss	($0.27)	($0.54)	($0.74)	($1.19)

Weighted Average Number of Common Shares:
Basic	24,957,704	23,911,327	24,664,159	23,849,571
Diluted	24,957,704	23,911,327	24,664,159	23,849,571

SCHEDULE 2

MDC PARTNERS INC.
RECONCILIATION OF OPERATING INCOME (LOSS) TO EBITDA*
(US$ in 000s)

For the Three Months Ended September 30, 2007

	Strategic	Customer	Specialized
	Marketing	Relationship	Communication	Corporate &
	Services	Management	Services	Other	Total

Revenue	$79,110	$29,885	$31,055	-	$140,050

Operating Income (Loss) as Reported	$6,357	$1,140	$1,787	($7,216)	$2,068

Add:
Depreciation and amortization	7,143	1,680	1,429	244	10,496
Stock-based compensation	306	-	(7)	1,574	1,873

EBITDA *	13,806	2,820	3,209	(5,398)	14,437

Less: Minority Interests	(4,172)	(42)	(949)	-	(5,163)

MDC's Share of EBITDA**	$9,634	$2,778	$2,260	($5,398)	$9,274

*	EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization, and stock-based compensation.
**	MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization and stock-based compensation less minority interests.

MDC PARTNERS INC.
RECONCILIATION OF OPERATING INCOME (LOSS) TO EBITDA*
(US$ in 000s)

For the Three Months Ended September 30, 2006

	Strategic	Customer	Specialized
	Marketing	Relationship	Communication	Corporate &
	Services	Management	Services	Other	Total

Revenue	$58,890	$20,934	$21,298	-	$101,122

Operating Income (Loss) as Reported	$4,944	($2)	$691	($5,023)	$610

Add:
Depreciation and amortization	4,945	1,240	449	62	6,696
Stock-based compensation	128	6	-	1,515	1,649

EBITDA*	10,017	1,244	1,140	(3,446)	8,955

Less: Minority Interests	(1,370)	11	(421)	-	(1,780)

MDC's Share of EBITDA**	$8,647	$1,255	$719	($3,446)	$7,175

*	EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization, and stock-based compensation.
**	MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization and stock-based compensation less minority interests.

SCHEDULE 3

MDC PARTNERS INC.
RECONCILIATION OF OPERATING INCOME (LOSS) TO EBITDA*
(US$ in 000s)

For the Nine Months Ended September 30, 2007

	Strategic	Customer	Specialized
	Marketing	Relationship	Communication	Corporate &
(US$ in 000s)	Services	Management	Services	Other	Total

Revenue	$228,117	$79,134	$87,587	-	$394,838

Operating Income (Loss) as Reported	$22,364	$2,234	($486)	($20,492)	$3,620

Add:
Depreciation and amortization	14,740	4,759	2,813	429	22,741
Stock-based compensation	797	5	-	4,540	5,342
Impairment charges	-	-	4,475	-	4,475

EBITDA *	37,901	6,998	6,802	(15,523)	36,178

Less: Minority Interests	(12,138)	(68)	(2,667)	-	(14,873)

MDC's Share of EBITDA**	$25,763	$6,930	$4,135	($15,523)	$21,305

*	EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization, stock-based compensation and impairment charges.
**
MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization, stock-based compensation and impairment charges less minority interests.

MDC PARTNERS INC.
RECONCILIATION OF OPERATING INCOME (LOSS) TO EBITDA*
(US$ in 000s)

For the Nine Months Ended September 30, 2006

	Strategic	Customer	Specialized
	Marketing	Relationship	Communication	Corporate &
(US$ in 000s)	Services	Management	Services	Other	Total

Revenue	$171,415	$60,747	$67,171	-	$299,333

Operating Income (Loss) as Reported	$18,196	$882	$3,704	($17,506)	$5,276

Add:
Depreciation and amortization	13,697	3,429	1,310	159	18,595
Stock-based compensation	619	18	2,338	4,006	6,981

EBITDA*	32,512	4,329	7,352	(13,341)	30,852

Less: Minority Interests	(8,047)	(27)	(1,891)	-	(9,965)

MDC's Share of EBITDA**	$24,465	$4,302	$5,461	($13,341)	$20,887

*	EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization, and stock-based compensation.
**	MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization and stock-based compensation less minority interests.

SCHEDULE 4

MDC PARTNERS INC.
RECONCILIATION OF MDC EBITDA TO MDC ADJUSTED EBITDA
(US$ in 000s)

For the Three Months Ended September 30, 2007

	Strategic	Customer	Specialized
	Marketing	Relationship	Communication	Corporate &
	Services	Management	Services	Other	Total

MDC's Share of EBITDA*	$9,634	$2,778	$2,260	($5,398)	$9,274

Costs related to CFO change	-	-	-	1,883	1,883

Retention payments and other	350	-	-	(236)	114

MDC Adjusted EBITDA**	$9,984	$2,778	$2,260	($3,751)	$11,271

*	MDC's Share of EBITDA is a non-GAAP measure, and represents operating income (loss) plus depreciation and amortization and stock-based compensation less minority interests.
**	MDC's Adjusted EBITDA is a non-GAAP measure, and represents MDC's Share of EBITDA plus unusual and non-recurring charges during the quarter.

MDC PARTNERS INC.
RECONCILIATION OF MDC EBITDA TO MDC ADJUSTED EBITDA
(US$ in 000s)

For the Three Months Ended September 30, 2006

	Strategic	Customer	Specialized
	Marketing	Relationship	Communication	Corporate &
	Services	Management	Services	Other	Total

MDC's Share of EBITDA*	$8,647	$1,255	$719	($3,446)	$7,175

Losses from Margeotes Fertitta Powell (ceased operations)	-	-	676	-	676

Consolidation of Equity Affiliates	315	-	-	-	315

MDC Adjusted EBITDA**	$8,962	$1,255	$1,395	($3,446)	$8,166

*	MDC's Share of EBITDA is a non-GAAP measure, and represents operating income (loss) plus depreciation and amortization, stock-based compensation and impairment charges less minority interests.
**	MDC's Adjusted EBITDA is a non-GAAP measure, and represents MDC's Share of EBITDA plus unusual and non-recurring charges during the quarter.

SCHEDULE 5

MDC PARTNERS INC.
RECONCILIATION OF MDC EBITDA TO MDC ADJUSTED EBITDA
(US$ in 000s)

For the Nine Months Ended September 30, 2007

	Strategic	Customer	Specialized
	Marketing	Relationship	Communication	Corporate &
	Services	Management	Services	Other	Total

MDC's Share of EBITDA**	$25,763	$6,930	$4,135	($15,523)	$21,305

Costs related to CFO change	-	-	-	1,883	1,883

Losses from Margeotes Fertitta Powell (ceased operations)	-	-	2,945	-	2,945

Retention payments and other	2,100	-	-	587	2,687

MDC Adjusted EBITDA**	$27,863	$6,930	$7,080	($13,053)	$28,820

*	MDC's Share of EBITDA is a non-GAAP measure, and represents operating income (loss) plus depreciation and amortization, stock-based compensation and impairment charges less minority interests.
**	MDC's Adjusted EBITDA is a non-GAAP measure, and represents MDC's Share of EBITDA plus unusual and non-recurring charges during the period.

MDC PARTNERS INC.
RECONCILIATION OF MDC EBITDA TO MDC ADJUSTED EBITDA
(US$ in 000s)

For the Nine Months Ended September 30, 2006

	Strategic	Customer	Specialized
	Marketing	Relationship	Communication	Corporate &
	Services	Management	Services	Other	Total

MDC's Share of EBITDA**	$24,465	$4,302	$5,461	($13,341)	$20,887

Losses from Margeotes Fertitta Powell (ceased operations)	-	-	1,962	-	1,962

Client Termination Payment	(5,250)	-	-	-	(5,250)

Consolidation of Equity Affiliates	808	-	232	-	1,040

MDC Adjusted EBITDA**	$20,023	$4,302	$7,655	($13,341)	$18,639

*	MDC's Share of EBITDA is a non-GAAP measure, and represents operating income (loss) plus depreciation and amortization and stock-based compensation less minority interests.
**	MDC's Adjusted EBITDA is a non-GAAP measure, and represents MDC's Share of EBITDA plus unusual and non-recurring charges during the period.

SCHEDULE 6

MDC PARTNERS INC.
RECONCILIATION OF LOSS FROM CONTINUING
OPERATIONS TO CASH EARNINGS PER SHARE
(US$ in 000s, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006

Loss from Continuing Operations	($6,773)	($2,911)	($18,170)	($8,426)
Depreciation & Amortization	10,817	7,469	24,721	20,193
Stock-Based Compensation	1,873	1,649	5,342	6,981
Non-cash Unrealized Foreign Exchange	3,629	400	7,070	99
Impairment Charges	-	-	4,550	-
Cash Earnings	$9,546	$6,607	$23,513	$18,847

Diluted Shares (1)	24,958	23,911	24,664	23,850

Cash EPS	$0.38	$0.28	$0.95	$0.79

MDC PARTNERS INC.
RECONCILIATION OF CASH EARNINGS TO
ADJUSTED CASH EARNINGS PER SHARE
(US$ in 000s, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006

Cash Earnings	$9,546	$6,607	$23,513	$18,847
Costs related to CFO change	1,883	-	1,883	-
Losses from Margeotes Fertitta Powell (ceased operations)	-	676	2,945	1,962
Retention payments and other	114	-	2,687	-
Client termination payment	-	-	-	(5,250)
Consolidation of equity affiliates	-	315	-	1,040
Tax Effect on Adjustments	(799)	(396)	(3,006)	899
Adjusted Cash Earnings	$10,744	$7,202	$28,022	$17,498

Adjusted Cash EPS	$0.43	$0.30	$1.14	$0.73

(1)	As calculated from the Statement of Operations.

SCHEDULE 7

MDC PARTNERS INC.
CONSOLIDATED BALANCE SHEETS
(US$ in 000s)

	(unaudited)
	September 30,	December 31,
	2007	2006

Assets
Current Assets:
Cash and cash equivalents	$7,089	$6,591
Accounts receivable, net	148,124	125,744
Expenditures billable to clients	14,167	28,077
Prepaid expenses	7,609	4,816
Other current assets	2,005	1,248
Total Current Assets	178,994	166,476

Fixed assets	46,428	44,425
Investment in affiliates	394	2,058
Goodwill	219,709	203,693
Other intangible assets, net	40,132	48,933
Deferred tax assets	14,493	13,332
Other assets	16,938	14,584
Total Assets	$517,088	$493,501

Liabilities and Shareholders' Equity
Current Liabilities:
Short-term debt	$-	$4,910
Revolving credit facility	-	45,000
Accounts payable	68,172	90,588
Accrued and other liabilities	68,229	75,315
Advance billings	47,339	51,804
Current portion of long term debt	1,777	1,177
Deferred acquisition consideration	320	2,721
Total Current Liabilities	185,837	271,515

Revolving credit facility	25,631	-
Long-term debt	79,258	5,754
Convertible notes	45,235	38,613
Other liabilities	7,068	5,512
Deferred tax liabilities	5,282	1,140
Total Liabilities	348,311	322,534

Minority Interests	48,093	46,553

Shareholders' Equity:
Common stock	194,455	184,699
Share capital to be issued
Additional paid in capital	25,792	26,216
Accumulated deficit	(104,784)	(86,614)
Treasury stock	(765)	-
Stock subscription receivable	(251)	(643)
Accumulated other comprehensive income	6,237	756
Total Shareholders' Equity	120,684	124,414

Total Liabilities and Shareholders' Equity	$517,088	$493,501